UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2023
EXAGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39049	20-0434866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1261 Liberty Way
Vista, CA 92081
(Address of principal executive offices) (Zip Code)
(760) 560-1501
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XGN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On October 24, 2023, the Company entered into an assignment and assumption of the Company's previously executed lease agreement (the "Agreement") with Liberty Vista, LP, formerly known as Geiger Court, LLC (the "Landlord"), and Mindera Corporation ("Mindera"). Pursuant to the Agreement, the Company assigned to Mindera this Standard Industrial/Commercial Single-Tenant Lease, dated August 15, 2014, by and between Geiger Court, LLC (later assigned to Liberty Vista) and the Company, as amended (the “Lease”), relating to office space located at 1221 Liberty Way, Vista, CA 92081, which is located adjacent to the Company’s headquarters.
Pursuant to the Agreement, the Company has now assigned the Lease to Mindera; however, the Company will continue to pay rent and its proportional share of certain expenses under the Lease until October 31, 2023. After that date, Mindera will assume those obligations. Upon execution of the Agreement and receipt by the Landlord of $65,000 in the form of an additional security deposit, the Company will be released by the Landlord from all obligations and liabilities arising under the Lease, subject to certain termination conditions.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q to be filed for the quarter ending September 30, 2023.
Item 1.02.    Termination of a Material Definitive Agreement.
The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAGEN INC.

Date: October 26, 2023	By:	/s/ Kamal Adawi
Name: Kamal Adawi
Title: Chief Financial Officer